UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2016

Weatherford International public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Bahnhofstrasse 1, 6340 Baar, Switzerland		CH 6340
(Address of principal executive offices)		(Zip Code)

+41.22.816.1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Tenth Supplemental Indenture

On June 17, 2016, Weatherford International Ltd., a Bermuda exempted company (“Weatherford Bermuda”) and an indirect, wholly owned subsidiary of Weatherford International plc, an Irish public limited company (“Weatherford Ireland”), completed its previously announced public offering of $1.5 billion aggregate principal amount of Weatherford Bermuda’s senior notes, consisting of $750 million aggregate principal amount of 7.750% Senior Notes due 2021 (the “2021 Notes”) and $750 million aggregate principal amount of 8.250% Senior Notes due 2023 (the “2023 Notes” and, together with the 2021 Notes, the “Notes”).

The Notes were issued under an Indenture (as previously supplemented and amended, the “Base Indenture”), dated as of October 1, 2003, among Weatherford Bermuda, as issuer, Weatherford International, Inc., as guarantor, and Deutsche Bank Trustee Company Americas, as trustee (the “Trustee”), as supplemented by the Tenth Supplemental Indenture, dated as of June 17, 2016, by and among Weatherford Bermuda, as issuer, Weatherford Ireland, as guarantor, Weatherford International, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Weatherford Ireland and indirect subsidiary of Weatherford Bermuda (“Weatherford Delaware”), as guarantor, and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes will pay interest semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2016. The 2021 Notes will mature on June 15, 2021, and the 2023 Notes will mature on June 15, 2023, in each case unless earlier repurchased or redeemed. The Notes will be fully and unconditionally guaranteed, on a senior, unsecured basis, by Weatherford Ireland and by Weatherford Delaware. We also refer to Weatherford Ireland and Weatherford Delaware together as the guarantors.

At any time prior to May 15, 2021 (the “2021 Notes Par Call Date”), in the case of the 2021 Notes, or March 15, 2023 (the “2023 Notes Par Call Date” and, together with the 2021 Notes Par Call Date, the “Par Call Dates”), in the case of the 2023 Notes, Weatherford Bermuda may, on any one or more occasions, redeem all or a part of the 2021 Notes or 2023 Notes, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus a “make-whole” premium as of, and accrued and unpaid interest, if any, to, the date of redemption. The Notes may also be redeemed after the respective Par Call Dates at a price of 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest to the redemption date. Additionally, the Notes may be redeemed in limited circumstances in connection with a change in tax law.

If a “Change of Control Triggering Event” (as defined in the Indenture) occurs, then holders may require Weatherford Bermuda to repurchase their Notes at a cash repurchase price equal to 101% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to the repurchase date.

The Notes and the guarantees will be senior, unsecured obligations of Weatherford Bermuda and the guarantors, respectively, and will be (1) equal in right of payment with existing and future senior, unsecured indebtedness of Weatherford Bermuda and the guarantors, respectively; (2) senior in right of payment to existing and future indebtedness of Weatherford Bermuda and the guarantors, respectively, that is expressly subordinated to the Notes and the guarantees, as applicable; and (3) effectively subordinated to existing and future secured indebtedness of Weatherford Bermuda and the guarantors, respectively, to the extent of the value of the collateral securing that indebtedness. Holders’ right to payment under the Notes and the guarantees is also structurally subordinated to all existing and future indebtedness and other liabilities, including trade payables, and (to the extent Weatherford Bermuda, Weatherford Ireland or Weatherford Delaware, as applicable, is not a holder thereof) preferred equity, if any, of Weatherford Ireland’s subsidiaries, other than Weatherford Bermuda and Weatherford Delaware.

A copy of the Supplemental Indenture is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated into this Item 1.01. The foregoing is only a brief description of the material terms of the Supplemental Indenture and does not purport to be a complete description of the rights and obligations of the parties thereunder and such description is qualified in its entirety by reference to this Exhibit.

Legal Opinions

The legal opinions of Conyers, Dill & Pearman Ltd., Latham & Watkins LLP, and Matheson relating to the Notes are filed herewith as Exhibits 5.1, 5.2, and 5.3, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the Notes and the Indenture set forth in Item 1.01 of this report is incorporated into this Item 2.03.

Item 7.01	Regulation FD Disclosure

On June 17, 2016, Weatherford Ireland announced the early tender results of the previously announced offers by Weatherford Delaware and Weatherford Bermuda to purchase for cash Weatherford Delaware’s 6.35% senior notes due 2017 and Weatherford Bermuda’s 6.00% senior notes due 2018, 9.625% senior notes due 2019 and 5.125% senior notes due 2020. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Tenth Supplemental Indenture, dated as of June 17, 2016, by and among Weatherford International Ltd., as issuer, Weatherford International plc, as guarantor, Weatherford International, LLC, as guarantor, and Deutsche Bank Trustee Company Americas, as trustee.

4.2	Form of 7.750% Senior Notes due 2021 (set forth as Annex A to the Tenth Supplemental Indenture attached as Exhibit 4.1 hereto).

4.3	Form of 8.250% Senior Notes due 2023 (set forth as Annex B to the Tenth Supplemental Indenture attached as Exhibit 4.1 hereto).

5.1	Opinion of Conyers, Dill & Pearman Ltd.

5.2	Opinion of Latham & Watkins LLP.

5.3	Opinion of Matheson.

23.1	Consent of Conyers, Dill & Pearman Ltd. (included in Exhibit 5.1 hereto).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2 hereto).

23.3	Consent of Matheson (included in Exhibit 5.3 hereto).

99.1	Press release, dated June 17, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2016	WEATHERFORD INTERNATIONAL PLC

/s/ Krishna Shivram
Krishna Shivram
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Tenth Supplemental Indenture, dated as of June 17, 2016, by and among Weatherford International Ltd., as issuer, Weatherford International plc, as guarantor, Weatherford International, LLC, as guarantor, and Deutsche Bank Trustee Company Americas, as trustee.

4.2	Form of 7.750% Senior Notes due 2021 (set forth as Annex A to the Tenth Supplemental Indenture attached as Exhibit 4.1 hereto).

4.3	Form of 8.250% Senior Notes due 2023 (set forth as Annex B to the Tenth Supplemental Indenture attached as Exhibit 4.1 hereto).

5.1	Opinion of Conyers, Dill & Pearman Ltd.

5.2	Opinion of Latham & Watkins LLP.

5.3	Opinion of Matheson.

23.1	Consent of Conyers, Dill & Pearman Ltd. (included in Exhibit 5.1 hereto).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2 hereto).

23.3	Consent of Matheson (included in Exhibit 5.3 hereto).

99.1	Press release, dated June 17, 2016.